Exhibit No. 32.1
Guwenhua International Company
File No. 000-54275
Form 10-K
For the year ended December 31, 2012

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Guwenhua International Company (the “Company”) on Form 10-K for the year ended December31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Chen, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2014	By: /s/ Jonathan Chen
Jonathan Chen
Chief Executive Officer
and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SMSA Kerrville Acquisition Corp. and will be retained by SMSA Kerrville Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.